Trinity3 Corporation
a Delaware corporation

SECURITIES PURCHASE AGREEMENT
AND INVESTOR QUESTIONNAIRE

1. PURCHASE OF UNITS: The undersigned (the “Purchaser”) hereby irrevocably offers to purchase _______________ units (each a “Unit” and collectively the “Units”) from Trinity3 Corporation, a Delaware corporation (the “Company”). Each Unit shall consist of (i) one (1) 10% Convertible Debenture in the face amount of $1,000, in form and substance substantially similar to Exhibit B attached hereto, (each a “Convertible Debenture” and collectively the “Convertible Debentures”), and (ii) warrants to purchase two thousand five hundred (2,500) shares of Company common stock, in form and substance substantially similar to Exhibit C attached hereto (the “Warrants”). The Purchaser shall pay a purchase price equal to 100% of the face value of the Convertible Debentures, or $1,000.00 per Unit, for a total purchase price of _________________________________($_____________) (the “Purchase Price”), which amount, when and if accepted by the Company, will constitute the payment by the Purchaser of the purchase price for the Units. The Units, Convertible Debentures, Warrants, and the common stock underlying the conversion of the Convertible Debentures and the exercise of the Warrants may be referred to herein as the “Securities.”

2.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY PURCHASER: The Purchaser hereby represents, warrants and agrees as follows:

(a) The Securities are being purchased by the Purchaser and not by any other person, with the Purchaser’s own funds and not with the funds of any other person, and for the account of the Purchaser, not as a nominee or agent and not for the account of any other person. On acceptance of this Securities Purchase Agreement by the Company, no other person will have any interest, beneficial or otherwise, in the Securities. The Purchaser is not obligated to transfer the Securities to any other person nor does the Purchaser have any agreement or understanding to do so. The Purchaser is purchasing the Securities for investment for an indefinite period not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition. The Purchaser has no present intention of selling, granting any participation in, or otherwise distributing or disposing of any the Securities. The Purchaser does not intend to subdivide the Purchaser’s purchase of Securities with any person.

(b) The Purchaser has been advised that the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Securities is to be effected and the Securities will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of section 4(2) of the Act and/or Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission under the Act, and under any applicable state blue sky authority. The Purchaser understands that the Company is relying in part on the Purchaser’s representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the Purchaser’s representations, the Purchaser has in mind merely acquiring Securities for resale on the occurrence or nonoccurrence of some predetermined event. The Purchaser has no such present intention.

(c) The Purchaser, either alone or with the Purchaser’s professional advisers (i) are unaffiliated with, have no equity interest in (other than as set forth in the Investor Questionnaire attached hereto), and are not compensated by, the Company or any affiliate or selling agent of the Company, directly or indirectly; (ii) has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Securities; and (iii) has the capacity to protect the Purchaser’s own interests in connection with the Purchaser’s proposed investment in the Securities.

(d) The Purchaser acknowledges that the Purchaser has been furnished with such financial and other information concerning the Company, the directors and officers of the Company, and the business and proposed business of the Company as the Purchaser considers necessary in connection with the Purchaser’s investment in the Securities. As a result, the Purchaser is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with officers of the Company any questions the Purchaser may have had with respect thereto. The Purchaser understands:

(i)	The risks involved in this investment, including the speculative nature of the investment;

(ii)	The financial hazards involved in this investment, including the risk of losing the Purchaser’s entire investment;

(iii)	The lack of liquidity and restrictions on transfers of the Securities; and

(iv)	The tax consequences of this investment.

The Purchaser has consulted with the Purchaser’s own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Purchaser in the Securities and the merits and risks of an investment in the Securities.

(e) Understanding that the investment in the Securities is highly speculative, the Purchaser is able to bear the economic risk of such investment. The Purchaser is an “Accredited Investor” because Purchaser either:

(i) has a net worth of at least $1,000,000 (including home and personal property), or

(ii) had an individual income of more than $200,000 in each of the two most recent calendar years, and reasonably expects to have an individual income in excess of $200,000 in the current calendar year; or along with Purchaser’s spouse had joint income in excess of $300,000 in each of the two most recent calendar years, and reasonably expects to have a joint income in excess of $300,000 in the current calendar year.

For purposes of this Securities Purchase Agreement, “individual income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Securities Purchase Agreement, “joint income” means, “adjusted gross income,” as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For the purposes of the Securities Purchase Agreement, “net worth” means (except as otherwise specifically defined) the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgages and income taxes on unrealized appreciation of assets.

(f) If the Purchaser is an individual, the Purchaser is over 21 years of age; and if the Purchaser is an unincorporated association, all of its members are of such age.

(g) If the Purchaser is a corporation, partnership, employee benefit plan or IRA, the Purchaser was either:

(i)	not formed for the purpose of investing in the Securities, has or will have other substantial business or investments, and is (please check one):

_____
an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

_____	an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

_____	each of its shareholders, partners, or beneficiaries is an Accredited Investor; or

_____	the plan is a self directed employee benefit plan and the investment decision is made solely by a person that is an Accredited Investor; or

_____	a corporation, a partnership, or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

(ii)	formed for the specific purpose of investing in the Securities, and is an Accredited Investor because each of its shareholders or beneficiaries is an Accredited Investor.

(h) If the Purchaser is a Trust, the Purchaser was either:

(i)	not formed for the specific purpose of investing in the Securities, and is an Accredited Investor because (please check one):

_____	the trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person”; or

_____
the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; or

_____
the undersigned trustee certifies that the trust is an Accredited Investor because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) is an Accredited Investor; or

_____	the undersigned trustee certifies that the trust is an Accredited Investor because all of the beneficial owners of the trust are Accredited Investors

(ii)
formed for the specific purpose of investing in the Securities, and the undersigned trustee certifies that the trust is an Accredited Investor because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) is an Accredited Investor.

(i) The Purchaser, if not an individual, is empowered and duly authorized to enter into this Securities Purchase Agreement under any governing document, partnership agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like; this Securities Purchase Agreement constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms; and the person signing this Securities Purchase Agreement on behalf of the Purchaser is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.

(j) The Social Security Number or taxpayer identification shown in this Securities Purchase Agreement is correct, and the Purchaser is not subject to backup withholding because (i) the Purchaser has not been notified that he or she is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the Purchaser that he or she is no longer subject to backup withholding.

(k) The Purchaser hereby acknowledges and agrees that this Securities Purchase Agreement is an offer by the Purchaser to purchase the Securities, which offer may be accepted or declined by the Company. The Purchaser hereby further acknowledges that this Securities Purchase Agreement does not constitute an offer by the Company to sell securities or a solicitation of an offer to buy securities.

(l) The Purchaser has accurately completed the Investor Questionnaire attached hereto as Exhibit A and incorporated by reference herein.

3. AGREEMENT TO REFRAIN FROM RESALES: Without in any way limiting the representations and warranties herein, the Purchaser further agrees that the Purchaser shall in no event pledge, hypothecate, sell, transfer, assign or otherwise dispose of any of the Securities, nor shall the Purchaser receive any consideration for the Securities from any person, unless and until prior to any proposed pledge, hypothecation, sale, transfer, assignment or other disposition:

(a) A registration statement on Form S-1 under the Act (or any other form appropriate for the purpose under the Act or any form replacing such form) with respect to the Securities proposed to be so disposed of shall be then effective and such disposition shall have been appropriately qualified in accordance with applicable state law and any other applicable securities law; or

(b) (i) The Purchaser shall have furnished the Company with a detailed explanation of the proposed disposition, and (ii) the Purchaser shall have furnished the Company with an opinion of the Purchaser’s counsel in form and substance satisfactory to the Company to the effect that such disposition will not require registration of such Securities under the Act or qualification of such Securities any applicable blue sky law or any other securities law.

4. CERTIFICATES REPRESENTING SECURITIES TO BE LEGENDED: The Purchaser understands and agrees that any certificate representing the Securities or relating to the Securities may bear such legends as the Company may consider necessary or advisable to facilitate compliance with the Act, applicable state blue sky laws, and any other securities law, including without limitation legends stating that the Securities have not been registered under the Act or qualified under the Law and setting forth the limitations on dispositions imposed hereby.

5. SECURITIES WILL BE RESTRICTED SECURITIES: The Purchaser understands that the Securities will be “restricted securities” as that term is defined in Rule 144 under the Act and, accordingly, that the Securities be held indefinitely unless they are subsequently registered under the Act and qualified under applicable state blue sky law and any other applicable securities law or exemptions from such registration and qualification as are available. The Purchaser understands that, other than as set forth in this Securities Purchase Agreement, the Company is under no obligation to register the Securities under the Act, to qualify the Securities any securities law, or to comply with any exemption under the Act or any other law. The Purchaser understands that Rule 144 prevents the sale of any of the Securities for at least one year, and only then under certain specific circumstances.

6. COMPANY MAY REFUSE TO TRANSFER: Notwithstanding the foregoing, if, in the opinion of counsel for the Company, the Purchaser has acted in a manner inconsistent with the representations and warranties in this Securities Purchase Agreement, the Company may refuse to transfer the Purchaser’s Securities until such time as counsel for the Company is of the opinion that such transfer will not require registration of the Securities under the Act or qualification of the Securities under applicable blue sky law or any other securities law. The Purchaser understands and agrees that the Company may refuse to acknowledge or permit any disposition of the Securities that is not in all respects in compliance with this Securities Purchase Agreement and that the Company intends to make an appropriate notation in its records to that effect.

7. INDEMNIFICATION: The Purchaser hereby agrees to indemnify and defend the Company and its directors and officers and hold them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

(a) Any breach of or inaccuracy in the Purchaser’s representations, warranties or agreements herein; or

(b) Any disposition of any Securities contrary to any of the Purchaser’s representations, warranties or agreements herein.

8. PIGGYBACK REGISTRATION RIGHTS: If the Company at any time proposes to conduct an offering of its securities so as to register any of its securities under the Securities Act of 1933 (the “Act”), including under an S-1 Registration Statement or otherwise, it will at such time give written notice to Purchaser, or its assigns, of its intention so to do. Upon the written request of Purchaser, or assigns, given within 10 days after receipt of any such notice, the Company will use its best efforts to cause the shares of common stock underlying the exercise of the Warrants to be registered under the Act (with the securities which the Company at the time proposes to register); provided, however, that the Company may, as a condition precedent to its effective such registration, require each Purchaser to agree with the Company and the managing underwriter or underwriters of the offering to be made by the Company in connection with such registration that such Purchaser will not sell any securities of the same class or convertible into the same class as those registered by the Company (including any class into which the securities registered by the Company are convertible) for such reasonable period after such registration becomes effective (not exceeding 90 days) as shall then be specified in writing by such underwriter or underwriters if in the opinion of such underwriter or underwriters the Company’s offering would be materially adversely affected in the absence of such an agreement. All expenses incurred by the Company in complying with this section, including without limitation all registration and filing fees, listing fees, printing expenses, fees and disbursements of all independent accountants, or counsel for the Company and the expense of any special audits incident to or required by any such registration and the expenses of complying with the securities or blue sky laws of any jurisdiction shall be paid by the Company.

9. MISCELLANDOUS:

(a) Successors. The representations, warranties and agreements contained in this Securities Purchase Agreement shall be binding on the Purchaser’s successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company and its directors and officers.

(b) Entire Agreement. This Securities Purchase Agreement and the Exhibits hereto sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Securities Purchase Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

(c) Notices. Any notice, request, instruction, or other document required by the terms of this Securities Purchase Agreement, or deemed by any of the parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by facsimile, personal delivery or overnight delivery, to the address of each party as set forth in this Securities Purchase Agreement. The persons and addresses set forth herein may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery.

(d) Waiver and Amendment. Any term, provision, covenant, representation, warranty or condition of this Securities Purchase Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Securities Purchase Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

(e) Choice of Law. This Securities Purchase Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

(f) Jurisdiction. The parties submit to the jurisdiction of the Courts of the County of Orange, State of California or a Federal Court empaneled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

(g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(h) Attorneys' Fees. Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

(i) Taxes. Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

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Number of Units Purchased:

Amount of Enclosed Check:	$ (No. of Units x $1,000 per Unit)

Please make check payable and deliver to:	Trinity3 Corporation 20261 Acacia Street, Suite 200 Newport Beach, CA 926660 Phone: (949) 660-1212 Fax: (949) 660-7111 Attn: Steven D. Hargreaves, President

TYPE OF OWNERSHIP (Check One):

____ INDIVIDUAL OWNERSHIP	____ PARTNERSHIP
(One signature required)	(Please include a copy of the Statement of Partnership of Partnership Agreement authorizing signature)

____ COMMUNITY PROPERTY	____ CORPORATION
(One signature required)	(Please include Articles of Incorporation and Certified Corporate Resolution authorizing signature)

____ TENANTS IN COMMON	____ TRUST
(Both parties must sign)	(Please include name of trust, name of trustee, and date trust was formed and include copy of the Trust Agreement or other authorization)

____ JOINT TENANTS
(Both parties must sign)

I, the undersigned, hereby certify under penalty of perjury under the laws of the State of California, that the information contained herein is complete and accurate and may be relied on by the Company. I will notify the Company promptly of any material change in any of such information.

Investor:	Co-investor:

Print or type name	Print or type name

Signature	Signature

Dated:	Dated:

Name and title of person signing	Relation, if any, to Investor
on behalf of investor, if applicable

Soc. Security or Tax ID Number	Soc. Security or Tax ID Number

Address:	Address:

This Stock Purchase Agreement is accepted by the Company when executed and dated below.

Trinity3 Corporation,
a Delaware corporation

Dated:
By: Steven D. Hargreaves
Its: President

Dated:
By: Shannon T. Squyres
Its: Chief Executive Officer

Exhibit A

Investor Questionnaire
(to be completed by each Purchaser)

Name: _______________________________

Home Phone: __________________________________

Work Phone: __________________________________

1.  a. State of Residence: ________________________________________________________
     b. For how long?____________________________________________________________
     c. Do you maintain a residence in any other state? __________________________________

2.  In which state(s) do you
a. File state income tax returns: _____________________________________________
b. Vote: ________________________________________________________________
c. Hold current driver’s license: ______________________________________________
d. Maintain a house or apartment: ____________________________________________

3.  What is your present age? _________ .
     What is your date of birth? ______________________

4. Is your net worth in excess of $1,000,000? (For purposes of this question, you may include your spouse’s net worth and may include the fair market value of your home, home furnishings and automobiles).

Yes ( ) No ( )

5. Was your individual gross income during each of the past two years in excess of $200,000?

Yes ( ) No ( )

6.  If your answer to question 5 was yes, do you reasonably anticipate that your gross income for the current year will be in excess of $200,000?

Yes ( ) No ( )

7.  Was your joint gross income with your spouse in excess of $300,000 in each of the last two years?

Yes ( ) No ( )

8.  If your answer to question 7 was yes, do you reasonably anticipate that your joint gross income with your spouse for the current year will be in excess of $300,000?

Yes ( ) No ( )

9.  Does this investment exceed twenty percent (20%) of your net worth? (For purposes of this question, you may include your spouse’s net worth and the fair market value of your home, home furnishings and automobiles).

Yes ( ) No ( )

10.  Does this investment exceed ten percent (10%) of your net worth? (For purposes of this question, you may include your spouse’s net worth and the fair market value of your home, home furnishings and automobiles).

Yes ( ) No ( )

11.  Your estimated gross income for 2004 is:
Less than $75,000   _____
$75,000 - $200,000   _____
Over $200,000          _____

12.  Your gross income for 2003 was:
Less than $75,000   _____
$75,000 - $200,000   _____
Over $200,000          _____

13.  Your gross income for 2002 was:
Less than $75,000   _____
$75,000 - $200,000   _____
Over $200,000         _____

14.  Current estimated Net Worth (exclusive of home, automobiles):
Less than $150,000  _____
$150,000 - $250,000  _____
Over $250,000           _____

15.  Investment Experience:

(A) Please indicate the frequency of your investment in securities that are registered and transferred on one or more of the major United States securities exchanges: Often _____ Occasionally _____ Seldom _____ Never _____.

(B) Please indicate the frequency of your investment in securities which are purchased, sold or transferred in private transactions: Often _____ Occasionally _____ Seldom _____ Never _____

(C) If your answer to (A) or (B) above was Seldom or Never, please provide your qualifications in evaluating the merits and risks of this investment?

______________________________________________________________________________
______________________________________________________________________________

16.  Describe below any business or personal relationship you have with any affiliates of the officers or directors of the Company or any of its affiliates, subsidiaries or business entities in conjunction with this purchase of Securities in the Company, including a statement of the name of the individual(s)and the length of time you have know such individual(s).

______________________________________________________________________________
______________________________________________________________________________

17.  Have you participated in any prior investments or other business transactions with the Company or its officers, directors, employees, agents or any of its affiliates?

Yes ( ) No ( ) - If yes, please describe:

______________________________________________________________________________
______________________________________________________________________________

18. Do you currently have an equity interest in the Company?

Yes ( ) No ( ) - If yes, please describe:

______________________________________________________________________________
______________________________________________________________________________

Exhibit B

Form of Convertible Debenture

Exhibit C

Form of Warrant